UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 27, 2009 (February 24, 2009)

SPECTRUM BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 829-6200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 24, 2009, Spectrum Brands, Inc. (the "Company") entered into the following amendments to its executive employment agreements: (1) the Third Amendment to Employment Agreement with Kent J. Hussey, the Company's Chief Executive Officer (the "Hussey Amendment"); (2) the Second Amendment to Amended and Restated Employment Agreement with John A. Heil, the Company's President – Global Pet Supplies (the "Heil Amendment"); (3) the Amendment to Employment Agreement with Anthony L. Genito, the Company's Executive Vice President and Chief Financial Officer (the "Genito Amendment"); and (4) the Second Amendment to Amended and Restated Employment Agreement with David R. Lumley, the Company's President – Global Batteries & Personal Care (the "Lumley Amendment" and together with the Hussey Amendment, the Heil Amendment and the Genito Amendment, collectively the "Amendments").

Pursuant to the applicable Amendment, each executive has voluntarily agreed to a temporary reduction in "Base Salary" (as defined in each applicable employment agreement) from the executive's previously existing base salary (the "Existing Base Salary") for the period from March 1, 2009 through December 31, 2009 (the "Temporary Reduction Period").  Specifically, under:

(1) the Hussey Amendment, Mr. Hussey has voluntarily agreed to a temporarily reduced Base Salary of $783,750, which amount was reduced from $825,000;

(2) the Heil Amendment, Mr. Heil has voluntarily agreed to a temporarily reduced Base Salary of $475,000, which amount was reduced from $500,000;

(3) the Genito Amendment, Mr. Genito has voluntarily agreed to a temporarily reduced Base Salary of $356,250, which amount was reduced from $375,000; and

(4) the Lumley Amendment, Mr. Lumley has voluntarily agreed to a temporarily reduced Base Salary of $570,000, which amount was reduced from $600,000.

Except as modified by the respective Amendments, the employment agreements otherwise remain in effect.  Notwithstanding the temporary reduction in Base Salary, however, for purposes of calculating any Bonus (as defined in each applicable employment agreement) or other incentive plan amounts or any other benefit specified in each respective employment agreement or any other agreement between the Company and Messrs. Hussey, Heil, Genito and Lumley, including, without limitation, any severance benefits, earned during the Temporary Reduction Period, the Existing Base Salary Amount will be used as the Base Salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2009	SPECTRUM BRANDS, INC.

	By:	/s/ Anthony L. Genito
Name: Anthony L. Genito
		Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer